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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------


       Date of Report (Date of Earliest Event Reported): November 13, 1997




                                CYRIX CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                      0-21904               75-2218250
 ------------------------------       -----------        ---------------------
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)




               2703 NORTH CENTRAL EXPRESSWAY, RICHARDSON, TX 75080
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                  972-968-8387
               --------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS

         On  November  13, 1997 Cyrix  Corporation  and  National  Semiconductor
Corporation issued a joint press release announcing that a class action complaint was filed by a purported Cyrix shareholder on November 12, 1997. Such press release is filed as Exhibit 20.1 to this report and is incorporated herein by reference.


ITEM 7.      EXHIBITS

         ( c )     Exhibits

         20.1     Press release dated November 13, 1997.










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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              CYRIX CORPORATION


Date:  November 14, 1997            By:     /S/ JAMES W. SWENT, III
                                            -----------------------
                                                James W. Swent, III
                                         Senior Vice President of Finance
                                             and Administration & CFO




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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                              DESCRIPTION
-------                             -------------------------------------
20.1                                Press Release dated November 13, 1997.